Exhibit 99.1 Investor Day DECEMBER 3, 2024

Cautionary Statement Regarding Forward-Looking Information This presentation contains forward-looking statements within the meaning of the federal securities laws, including statements regarding guidance for the fourth quarter of 2024. The forward-looking statements are based on current expectations, estimates, forecasts, and projections about the industry in which we operate and management's beliefs and assumptions. Forward-looking statements may be identified by the use of words such as “expects,” “anticipates,” “intends,” “plans,” “believes,” “seeks,” “estimates,” “outlook,” “projects,” “forecasts,” “aim” and similar expressions. Forward-looking statements are not guarantees of future performance, rely on a number of assumptions, and involve certain known and unknown risks and uncertainties that are difficult to predict, many of which are beyond our control. Factors that may cause actual outcomes and results to differ materially from what is expressed, forecasted or implied in the forward-looking statements include, among other things, our ability to attract, integrate, develop, manage, retain and motivate qualified consultants and senior leaders; our ability to prevent our consultants from taking our clients with them to another firm; our ability to maintain our professional reputation and brand name; our clients’ ability to restrict us from recruiting their employees; our heavy reliance on information management systems; risks arising from our implementation of new technology and intellectual property to deliver new products and services to our clients; our dependence on third parties for the execution of certain critical functions; the fact that we face the risk of liability in the services we perform; the fact that data security, data privacy and data protection laws and other evolving regulations and cross-border data transfer restrictions may limit the use of our services and adversely affect our business; any challenges to the classification of our on-demand talent as independent contractors; the fact that increased cybersecurity requirements, vulnerabilities, threats and more sophisticated and targeted cyber-related attacks could pose a risk to our systems, networks, solutions, services and data; the fact that our net revenue may be affected by adverse macroeconomic or labor market conditions, including impacts of inflation and effects of geopolitical instability; the aggressive competition we face; the impact of foreign currency exchange rate fluctuations; our ability to access additional credit; social, political, regulatory, legal and economic risks in markets where we operate, including the impact of the ongoing war in Ukraine and the conflict in Israel and the Gaza strip, the risks of an expansion or escalation of those conflicts and our ability to quickly and completely recover from any disruption to our business; unfavorable tax law changes and tax authority rulings; our ability to realize the benefit of our net deferred tax assets; the fact that we may not be able to align our cost structure with net revenue; any impairment of our goodwill, other intangible assets and other long- lived assets; our ability to maintain an effective system of disclosure controls and internal control over our financial reporting and produce accurate and timely financial statements; our ability to execute and integrate future acquisitions; and the fact that we have anti-takeover provisions that make an acquisition of us difficult and expensive. We caution the reader that the list of factors may not be exhaustive. For more information on these risks, uncertainties and other factors, refer to our Annual Report on Form 10-K for the year ended December 31, 2023, under the heading Risk Factors in Item 1A. The forward-looking statements contained in this press release speak only as of the date of this press release. We undertake no obligation to update publicly any forward-looking statements, whether as a result of new information, future events or otherwise. 2

Run of Show Time Topic Speaker, Title 08:30 – 08:32 Welcome Suzanne Rosenberg - VP, Investor Relations 08:32 – 08:45 Section 1 Tom Monahan – Chief Executive Officer 08:45 – 09:00 Section 2 Tom Murray – President 09:00 – 09:30 Section 3 Jenni Hibbert - Global Managing Partner, Go-to-market and Regional Leader, Europe & Africa Sunny Ackerman - Global Managing Partner, Heidrick On-Demand Tom Murray – President 09:30 – 09:45Break 09:45 – 10:00 Section 4 Tom Monahan – Chief Executive Officer 10:00 – 10:20 Section 5 Tom Monahan – Chief Executive Officer Steve Bondi – VP & Controller 10:20 - on Q&A 3

Why Heidrick? We serve a We have We meet these We are Our business has large and assembled a needs through increasingly intrinsically growing market world class team competitive and linking these attractive financial powered by and unique differentiated service lines characteristics critical client capabilities to solution areas– into compelling which we will needs serve these needs each with rich solutions that improve through growth potential create real focused strategies client value 4

Why Heidrick? We serve a We have We meet these We are Our business has large and assembled a needs through increasingly intrinsically growing market world class team competitive and linking these attractive financial powered by and unique differentiated service lines characteristics critical client capabilities to solution areas– into compelling which we will needs serve these needs each with rich solutions that improve through growth potential create real focused strategies client value 5

A unique platform built to address only the highest value human capital decisions

H&S

> "Where you have a good executive, you have a good company."

Peter Drucker

Strong executive teams are key to corporate performance

Corporate Growth Rates by Leadership Rating (5 Year Revenue CAGR)


Organizations with Top Rated Leaders
22
Organizations with Lower Rated Leaders
10

Source: Heidrick & Struggles Research

DECISIONS ABOUT LEADERS ARE THE SINGLE GREATEST LEVER TO DRIVE CORPORATE PERFORMANCE

Our platform addresses only the highest value decisions, enabling:

- Deep relationship at the top of organization
- Clarity around client goals and priorities
- Opportunity for unrivaled economic impact

Our new leadership team has a clear roadmap for:

- Leveraging this platform for growth
- Creating unrivaled value for clients
- Converting that into unique value for colleagues and investors

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Case study: partnering through pivotal strategy & leadership change Client Actions over four years Results Leading global professional services • Leadership Team Benchmarking 1. Successful transition of power firm with over $30B in annual & Board/Governance to new CEO and formation of new revenues and an over 200,000- Benchmarking Global Leadership Team person workforce • Global CEO Succession Planning, 2. Proven and robust leadership Assessment, and Selection succession process put in place and replicated to two other multi- • Top Team Coaching and billion divisions Acceleration 3. Ongoing development of global • Two division CEO succession Situation leadership team through Team planning processes Brought in during a critical time and Executive Coaching • Multiple game-changing search of change from 2021 to 2024: assignments: Chief Innovation 4. 100% retention of CEO from a planned reorganization Officer, Chief AI Officer, Chief succession candidates à through a CEO transition Technology Officer à to a refocus on growth acceleration 7

Illustrating the power of leadership solutions focused on client outcomes DIFFERENTIATED DEEP DURABLE • Working at the very top • Multiple talent solutions • Multi-year partnership • Tailored leadership • Multi-region support • Critical time of change framework • Global H&S team • Go-to search partner 8

Urgent pressure on clients from the supply and demand side THE CHANGING NATURE OF THE RAPID EVOLUTION OF ORGANIZATIONS AND STRATEGY LEADERSHIP AND CRITICAL TALENT • Transforming work around digital and AI based • Aging populations in most major markets creating workflows scarcity — and new career dynamics • Fragmenting and global talent flows and supply • Emergence of new work preferences for critical chains talent • Attracting, engaging and managing an • Divergent demands from leadership and critical increasingly heterogenous working population talent — remote work mission and purpose, etc. • Blurring boundaries between traditional industry • Compressing disruption cycles create talent scarcity swim lanes — Industrial Tech, Embedded Finance, etc. 9

Leadership, talent and culture are now enterprise level risks We seek to promote a diverse and inclusive . . . to build our speak- up culture.. . .Our Future Skills curriculum helps provides skills that will help to enable employees and HSBC to be successful in the future. We develop succession plans for key management roles, with oversight from the Group Executive Committee. Much of the Company’s future success depends on the …service of key personnel, including its Chief Executive Officer, executive team and other highly skilled employees .. . . The Company believes that its distinctive and inclusive culture is a significant driver of its success. If we are unable to locate, attract or retain qualified personnel, or manage leadership transition successfully, the quality of service we provide to our customers may decrease and our financial performance may be adversely affected. In fact, if you look at the 10 largest US-based companies, they reference leadership and talent in their SEC filings 4x more than they did 10 years ago. 10

Meeting the needs of a vast and growing market Size of Relevant Markets ($b) 4 Where we play today Total market 3 1 CAGR (%) 6.8% 9.8% 3.5% $120 3 $42 2 $17 Global Executive Search Total Addressable Market Human Capital Support & Advice Sources: 1 Based on 10-year historical growth of global executive search market, based on AESC data 2 AESC data 11 3 Projected CAGR and other figures reflect management’s expectations and are derived from estimates based on various third-party public sources and internal assumptions. 4 Business Insider 2024

Why Heidrick? We serve a We have We meet these We are Our business has large and assembled a needs through increasingly intrinsically growing market world class team competitive and linking these attractive financial powered by and unique differentiated service lines characteristics critical client capabilities to solution areas– into compelling which we will needs serve these needs each with rich solutions that improve through growth potential create real focused strategies client value 12

Heidrick & Struggles is an international, premier provider of leadership advisory services 1953 2,000+ 500+ 100+ FOUNDED EMPLOYEES ADVISORS MARKETS by Gardner Heidrick building and leading served and John Struggles client relationships in Chicago 13

Our leadership advisory approach TODAY FUTURE Our approach is a blend of search, consulting, and critical talent services to help our clients meet the challenges inherent in leadership risk. We determine the leadership they have and the leadership they need and close the gap between the two. THE L E AD E RS H I P THE L E AD E RS H I P THE Y HAV E THE Y N E ED 14

Blue chip client list confers authority and revenue stability 70 OF THE 72% 52% TOP 100 61 68% 38% OF THE TOP 100 39 63% 84% OF THE TOP 50 22 46% OF THE 68% TOP 25 Statistics on this slide are based on confirmed engagement data from Jan 2019-June 2021 15

Geographical coverage 16

Case study: global reference Client Action Result F500 multinational financial services Worked in partnership with the • Provided key sponsors with institution and part of the Dow Jones confidence that we are identifying internal team to create a program Industrial Average index and developing a strong group of that included: potential Partners from all parts of • Line manager interviews, the business and all geographies psychometrics, and 360 review • The 2021-2024 cohorts includes feedback sessions 214 participants from the US, • Fully immersive two-day face to Europe and APAC face development program Situation • Provided the client with deep insights into the individual and • One-on-one interviews before final The Company needed to reinvent collective strengths and feedback and developmental the way it evaluated its executive development areas of its senior planning sessions talent pipeline for future Partner talent pipeline roles. They asked Heidrick to co- • The pool of potential ‘ready now’ design a broader and more Partners includes greater innovative program that aligned with representation from minority their preexisting leadership groups framework. 17

Depth across all scale industry verticals Billings by Industry, Sept 2024 YTD Financial Services Industrial Global Technology Consumer Healthcare & Social & Services Markets Life Sciences Impact 25% 22% 19% 16% 15% 3% 18

Case study: blurring industry boundaries Client Action Result $100B equipment manufacturer, • Assembled cross-industry team • Placed the Head of Business software provider, and services leader from Industrial, Global Technology Transformation, coming from a in the Industrials sector & Services and Consumer Markets completely different industry background but with relevant • Consulted on organizational experience in scaling subscription structures of companies who have businesses and managing multi- undergone similar business model billion-dollar P&Ls transformations • Successfully navigated the • Shared perspective on the ideal Situation challenge of recruiting talent candidate profile and determined cross-regionally due to our The Company aspired to recruit a where to look for this talent, Head of Business Transformation to intimate knowledge of the crossing traditional industry drive a business model shift from Company strategy and culture borders one-time purchases to recurring • Our placement has built a team • Recruited a new leader to build, revenue due to broader technology and is making good progress on develop and execute on the new trends in the Industrials sector. the Company’s strategy to strategy implement more recurring revenue structures 19

Deep expertise in all roles and organizations Our Practice Expertise Chief Executive Non-Exec Director • CEO & Board of Directors Officer • Digital, AI, & Technology Officers • Financial Officers Corporate Corporate Staff • Human Resources Officers Operating • Legal, Risk, Compliance & Government Affairs • Marketing, Sales & Strategy Chief Financial Chief Human Business Unit • Supply Chain & Operations Officer Resource Officer General Manger Our Services Chief Legal Chief Technology Chief Supply • Heidrick Search Officer Officer Chain Officer • Heidrick Consulting • Heidrick On-Demand Chief Chief Marketing/ Strategy/Corp Commercial Dev Officer 20

Case study: keying on success drivers for a C-Level hire Client Action Result A high growth real-world data and AI • Leveraging a relationship through • Successfully completed the Chief business focused on the healthcare the Healthcare & Life Sciences Commercial Officer search sector. practice, Heidrick was initially retained for a Chief Commercial • Retained to recruit a President, a Officer search new role, to continue to • Given the client’s unique professionalize product, requirements spanning healthcare operations and delivery at scale domain experience, SaaS, data, Situation and AI, colleagues with relevant • Engaged Heidrick On-Demand to domain experience from Global Having invested heavily in identify a mission-critical incubating the business and Technology & Services practice regulatory expert to support the launching with several initial clients, were added to the team organization on a time-sensitive the Company needed C-Suite talent • Subsequently, functional product multi-month engagement related to partner with the founder and experts were added for the to a client’s FDA data audit scale the business. President search and Heidrick On- process Demand was brought in to deliver on a highly specialized mandate 21

Supporting the work with differentiated technology and proprietary data Heidrick Leadership Framework: A unique leadership model that defines the essential attributes of high performing 1 executives and their ability to mobilize, execute and transform. Core to our executive profiles, assessment methodology and leadership market data. o Heidrick Executive Assessment Portfolio: A set of proprietary psychometric, behavioral and 360 assessments 2 designed specifically for measuring an executive’s business impact, leadership capabilities, agility & potential, and cultural impact. Executive Success Profile & Role Library: A dynamic and up to date data asset tracking more than 7000 role 3 requirements/success factors for more than 1400 executive roles across sectors, functions, and regions. Leadership Data Asset: Proprietary database on global leadership talent with more than 20 million executive profiles, 4 4.1 million in-depth Heidrick candidate profiles and 1.2 million resumes. One Search AI enabled Candidate Sourcing: A suite of AI enabled tools, linked to our leadership data that 5 dramatically improves the speed to candidate identification, evaluation, and placement for our clients. Success Profile Builder Tool: A unique tool used to create the optimal success profile for critical roles (CEO and Board) 6 and ensure full alignment on the role across key stakeholders. 22

Demo: enabling Heidrick Search through AI 23

Which we also use to differentiate ourselves in the market 24

Why Heidrick? We serve a We have We meet these We are Our business has large and assembled a needs through increasingly intrinsically growing market world class team competitive and linking these attractive financial powered by and unique differentiated service lines characteristics critical client capabilities to solution areas– into compelling which we will needs serve these needs each with rich solutions that improve through growth potential create real focused strategies client value 25

Strong solution areas against key client needs Heidrick & Struggles is the only global leadership advisory firm to focus exclusively on the full HEIDRICK SEARCH spectrum of executive and high-end talent solutions. HEIDRICK HEIDRICK LEADERSHIP ASSESSMENT CRITICAL TALENT ON-DEMAND CONSULTING INTERIM LEADERSHIP SOLUTIONS 26

Heidrick Search: a well-honed process for delivering great client outcomes

H&S

TIMELINE AND KEY ELEMENTS OF A SEARCH

Entire Potential Candidate Universe
Guided by agreed upon
- Key criteria
- Search strategy
- Candidate calibration

›

"Long List" Candidates
Interested & qualified as potential targets

›

"Short List"
Interested & qualified

›

Finalist(s)

Proprietary Search process, leadership data, and internal enablement tools

LEADING POSITION IN "MUST GET RIGHT" WORK

VALUE TO CLIENT:

- World class partner advice/experience
- Deep knowledge of client and candidate pool
- Industry and functional depth
- Proprietary data, tools, and methods
- Differentiated assessment

ATTRACTIVE ECONOMIC ATTRIBUTES:

- Short sales cycle – global average of 151 days to complete
- Retainers for confirmed engagements average $120K globally
- Pricing power due to criticality of decisions
- Low working capital and capex

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Heidrick Search: attacking white space areas By Industry & Function Cybersecurity Health Tech Consumer Tech AI, Data & Analytics Industrial Tech Crypto & Digital Asset 28

Case study: immediate expertise in a new industry Client Action Result Leading global automotive supplier • Created expansive market Select placements: of technology and services mappings to provide a holistic • SVP High Performance Compute operating in over 60 countries. view of best athletes and diverse • SVP & GM Business Unit talent across a variety of functions Compute Enhanced • Developed cross-industry and • Chief Technology Officer ADAS functional teams to recruit best in class talent across manufacturing, industrial, software and services These management team additions Situation industries provide the leadership that the The Company is shifting their focus • Strong cultural assessments to Company requires to meet the from a traditional hardware supplier ensure alignment with a strong challenges of the future and deliver to a software provider to ensure technology-based heritage and key technological advancements. deep integration into the future of the new way of thinking in mobility, requiring significant software development transformation, cross-functional collaboration, and new capabilities. 29

Heidrick Search: driving productivity ACC EL E RATE THE P ROD U CTI V I TY RA MP S U STA I N P ROD U C TI V I TY G AI N S OF NE W S E A RC H CO N S U LTA NT S OF S EN I OR S E AR CH CON S U LTAN TS • Better predictive criteria • Engage, retain and motivate highest performers • Mentoring and development • Find leverage models that extend their impact o Coaching tree/future partners o Technology tools for client targeting and workflow Indexed billings for early-tenure consultants 188 200 o Marketing and thought leadership support 167 180 158 160 140 120 100 100 80 60 40 20 0 1 2 3 4 Years 30

Heidrick On-Demand: critical talent for critical moments CORPORATE PERFORMANCE HIGHLY DRIVING PERFORMANCE BY DEPENDENT ON “ONE-TIME” EFFORTS SUPPLYING ESSENTIAL SKILLS FOR MISSION-CRITICAL EFFORTS Value to client: TRANSFORMATION & CHANGE • Rapidly access talent vital to key projects and outcomes De-risking change and supporting in-house teams • Align program costs with key work • De-risk major change initiatives, manage major workstreams • Support, develop, retain promising leaders • Ability to adapt, extend, and amplify their leadership teams SURGES & ACCELERATIONS to excel in a complex environment Enhancing speed & agility for competitive advantage Key characteristics: • Need for critical talent often early signal of longer-term executive and leadership needs • Complements rather than competes with traditional GAPS & WEAK SPOTS consulting firms and H&S solution areas Preventing disruption and developing leaders • Supports Heidrick placements and reinforces Heidrick leadership at critical moments 31

Case Study: impact of critical talent Client Action Result A F250 Retailer The transformation office generated over § Built out a TMO to lead the deployment of the transformation plan $200M in cash enabling successful emergence from bankruptcy and the § Identified and rapidly deployed 6 to creation of critical capabilities to sustain 10 independent consultants to the new business. support the transformation office with consulting experience, industry experience, and specific areas of domain and functional expertise Situation § Consultants led implementation of consulting firm transformation Supported an 18-month in-house roadmap and embedded in teams to transformation following the departure of ensure value delivery a large consulting firm. 32

Heidrick On-Demand: interim

H&S

LEADERSHIP LIQUIDITY DURING TIMES OF TRANSITION, CRISIS, OPPORTUNITY

- Swiftly mobilize key talent for "roles that can't be vacant" e.g. CISO, CFO, Controller, CHRO
- Resolve issues hampering recruitment e.g., market timing, deal uncertainty, clean-up situations
- Pace investment by using C-Level talent where/when needed e.g., retain options, avoid long-term commitments, and sometimes fractionalize C-Level solutions
- Mobilize leadership and resourcing for high-level workstreams to augment or complement inhouse capabilities (workstream leadership and program/project management)

SOLVING URGENT CLIENT NEEDS AND BRIDGING TO SEARCH IMPACT

Value to client

- Rapid access to proven executives to quickly cover gaps, backfill critical roles, pilot new initiatives, serve as an advisor
- Efficiency from a one stop shop for interim and permanent placements
- Ability to inject expertise or supplement existing leaders through unfamiliar moments
- Ability to explore new roles with confidence before committing to a FT candidate
- Stability, specialization, unbiased perspective, smooth transitions

Key characteristics

- Solves high pain-point problems for clients, earning gratitude and creating deep, durable, differentiated relationships
- Provides deeper insight as to the reality and needs of the client (x-sell search, consulting; follow on projects)

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Case study: delivering immediate performance inflection Client Action Result Global electronics manufacturing services • Evaluation of the current situation • Backlog reduced within 6 weeks, +10% (EMS) provider, specialized in electronics increase in sales • Work out pain points manufacturing and green tech products. • Inventories reduced by EUR 60 million • Align on C-Level vision and mission; in the long-term develop ‘SCM Next Level Toolbox’ and golden rules • Sustainable bottleneck management introduced • Use change management practice for workshops and face-to-face coaching • Introduction of an S&OP process at 8 locations • Release new responsibilities and Situation process across entire organization • Rollout of SAP-compatible planning software and PowerBI dashboards The semiconductor crisis, Ukraine war, • Train people for new SCM methods, the and pandemic impacted the supply chain. new planning tool and way of acting. • Change management workshops and Establish weekly routine coaching for process implementation Inventories grew to 9 months, liquidity and customer and investor confidence • Implement new purchasing suffered. organization Brought on an Interim CTO to optimize • Rollout of SAP-compatible planning supply chain and restore customer and software supplier relationships. 34

Heidrick On-Demand: opportunity to grow Build-up of interim Better attachment Partnering with client executive offering to Search transformations • Continue to build out Interim • Continue to find new • Continue to find synergies offering in the US married with pockets of demand in with our leading Search our COP practice client budgets for critical business and between the talent- high-frequency, two talent pools given top • Market leadership and high-value use cases with of house focus integration to search distinct GTM approaches 35

Heidrick Consulting: assessment and talent intelligence

WHAT WE DO


Shared IP and data
Higher touch
Higher Tech at Scale

Live 1-on-1 session with an expert assessor and digital on-line assessment tools – used for senior/most critical executive roles for selection, succession and development

Digitally-delivered assessment tools with expert interpretation and reporting-used for larger leadership populations at scale for succession

RESULTS IN HIGHER BUSINESS PERFORMANCE

Value to the client:

- Objective, science-backed insight led data that reflects our unique knowledge of the capabilities that lead to executive success and are most sought by clients
- Ability to integrate assessment and support the client's needs in succession planning and coaching and other forms of executive development
- Proprietary IP and ability to integrate third party tools
- Increasing incorporation of AI and technology will expand reach

Key business characteristics:

- Used by clients in most executive hiring and promotion decisions
- Identify next generation talent and invest in individual development
- Scalability and stickiness- clients generally want to simplify/consolidate their assessment solutions

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Case study: impact of assessment Client Action Result Providing tailored Assessment for F500 global biopharma company. • Completed assessments for 100 Development solutions by business leaders across 46 countries in 4 area to increase employee self- months awareness and inform succession • Provided individual feedback and pipelines for targeted roles, talent aggregate insights about collective development programs, or strengths and opportunity areas for benchmarking to the external each business area and cohort marketplace. Solutions include: Situation • Accelerated performance in specific • Leadership interviews and insight business areas by recommending The Company recently refined and delivery specific actions aligned to strategic aligned their purpose across the • In-house technical capability priorities organization. As a part of this, they seek profiles benchmarked against the to reengineer their talent management • Increased retention and reduced market approach, focused on providing attrition in highly competitive • Digital solution at scale: on-demand support, feedback, and career business areas and automated assessment prospective for all. capability including real-time tracking 37

Heidrick Consulting: leadership solutions

H&S

EVERY LEADER WE PLACE HAS A PERFORMANCE MANDATE

- Leaders face challenges aligning teams and organizations against mission, purpose, and outcomes
- Organizational structures often need to be redesigned to support transformation
- Critical talent needs are often under-recognized or succession plans do not exist
- Development (including team effectiveness, coaching) is often critical to unlock capabilities necessary to support transformational mandates

LEADING POSITION IN ESSENTIAL CLIENT WORK

Value to client

- Human-capital focus and deep, data-driven knowledge of "what great talent looks like"
- Insights that inform talent decisions and mitigate risk
- Proprietary tools and solutions to help leaders drive change and performance
- Ability to support clients with external talent as well as developing internal talent-- an integrated buy-build solution that many consultancies do not offer
- World class partnership on critical transformation work

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Case study: impact of culture/performance Client Action Result Global semiconductor company • ELT Alignment and Ownership • Revenue has been up year over year since engaging Heidrick • Articulated New Culture, Values, and Behaviors • With an intentional focus on a balanced scorecard of financial and • Launched Culture Leadership human capital metrics, leadership Program across 1,800+ leaders aligned culture work to stock globally performance and has seen large • Broad Engagement and Localized improvements throughout the Activation engagement Situation • Culture Communications and Reinforcement Through multiple acquisitions, the Company experienced integration • Hardwired Culture into People challenges such as restructuring and Processes clash of multiple sub-cultures. Heidrick was engaged to define and activate Start of H&S Culture Engagement culture to address struggling $141 Nov 2, 2022 engagement scores, integration pains, Today $220 +56% various sub-cultures, and a newly Nov 12, 2024 launched strategy. 39

Heidrick Consulting: opportunity to grow Improve linkages to Scale our delivery search in three key Digitize footprint in the U.S. ways • Increase “attach” rate of • 60-70% of our current • With two solutions now live on assessment solutions as part of consulting capacity is the Navigator platform, core search offer outside the U.S. leverage the significant opportunity to digitize • Support success of senior • Conversely, 60-70% of our leadership solutions to improve placements by linking our search volume is in the client outcomes, drive assets to their change agenda Americas creating a huge scalability and recurring work cross-sell opportunity in the • Leverage our ‘listening world’s largest consulting organization’ to understand market buyer expectations, translate that into client insight, and generate clients’ competitive advantage for them. 40

Demo: digital assessment 41

Each solution area naturally links to the others through client work Benefits: Allows us to support further Gives us a relationship with HEIDRICK Heidrick Search development of the team, close the C-Suite and insight into key gaps, and understand the Heidrick On-Demand SEARCH their agenda longer-term change agenda Heidrick Consulting Benefits: Gives us insight into – and HEIDRICK Allows us to rapidly integrate partnership around – critical Heidrick Search into mission-critical workstreams ON-DEMAND leadership gaps Heidrick Consulting Benefits: Gives us a long, deep Active dialogue around HEIDRICK partnership with leadership and leadership gaps, short Heidrick Search CONSULTING insight into goals and gaps and long-term Heidrick On-Demand 42

Leveraging our digital investment for growth and productivity Key use cases: Key use cases: - Talent strategy - Development planning - Succession and - Internal hiring and mobility scenario planning Future Products and Use Cases Digital Assessment Leadership Intelligence Navigator Platform: AI Powered analytics around people, skills, attributes, and role 43

Demo: Navigator 44

Why Heidrick? We serve a We have We meet these We are Our business has large and assembled a needs through increasingly intrinsically growing market world class team competitive and linking these attractive financial powered by and unique differentiated service lines characteristics critical client capabilities to solution areas– into compelling which we will needs serve these needs each with rich solutions that improve through growth potential create real focused strategies client value 45

Growing our impact and scale in the era of who and how

H&S

CREATING UNRIVALED VALUE FOR CLIENTS

By 2030, H&S aims to grow 1,000 differentiated, deep, and durable client relationships through insight-enabled discovery and enablement of great leadership.

DIFFERENTIATED
Secure C-Suite & Board Primacy

DEEP
Embed in Client Transformations

DURABLE
Create Continuous Engagement

RELENTLESS FOCUS ON A CULTURE OF INCLUSION, COLLABORATION & EXCELLENCE

CONSISTENTLY IMPROVING THE FOUNDATIONS OF "ONE HEIDRICK" WITH CLEAR, CONSISTENT BRAND MESSAGING

Clarifying what we can do for clients

Simplifying how we bring them the best of Heidrick

Amplifying the power of our collective work

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Larger clients become more consistent users. . . Annual Usage (2022-2023) 100% 90% 80% 79% 70% 72% 60% 62% 50% 50% 40% 30% 20% 10% 0% $250K Clients $500K Clients $1M Clients $3M Clients *Annual Usage = percentage of clients that used H&S solutions (billings) in both years 47

. . . and multi-service clients become even stickier Annual Usage (2022-2023) Annual Usage (2022-2023) 100% All Clients Multi Solution-Area Clients 90% 100% 90% 80% 80% 70% 84% 79% 77% 70% 67% 60% 72% 72% 60% 50% 62% 50% 50% 40% 40% 30% 30% 20% 20% 10% 10% 0% 0% One Solution Multiple Soutions $500K Clients $1M Clients $3M Clients *Annual Usage = percentage of clients that used H&S solutions (billings) in both years 48

Growing our impact and scale in the era of who and how CREATING UNRIVALED VALUE FOR CLIENTS DIFFERENTIATED DEEP DURABLE Secure C-Suite & Embed in Client Create Continuous Board Primacy Transformations Engagement By 2030, H&S aims to grow 1,000 differentiated, deep, and durable RELENTLESS FOCUS ON A CULTURE OF INCLUSION, COLLABORATION & EXCELLENCE client relationships through insight- enabled discovery and enablement of CONSISTENTLY IMPROVING THE FOUNDATIONS OF great leadership. “ONE HEIDRICK” WITH CLEAR, CONSISTENT BRAND MESSAGING Clarifying what we Simplifying how we bring Amplifying the power of can do for clients them the best of Heidrick our collective work 49

The power of the high ground C-Level and board placements give us Also give us clear insight into the ability to partner on a leader’s leadership agendas and mandates agenda • Fuels thought leadership • Take rapid action on priorities (HOD) • Drives new use cases and new solutions • Assess and level up team (HC) • Upgrade through internal/external promotions (HS) • Drive lasting performance and culture change (HC) 50

How Heidrick supports new executive appointments

H&S

We work closely with clients to create a transformation roadmap to deliver strategy and a culture to accelerate client outcomes.

1 IGNITE	2 REVIEW	3 LAUNCH	4 ACCELERATE	5 SUSTAIN
• Stakeholder meetings to understand situation • Assess culture dynamics • Gather input on characteristics of successful candidate • Evaluate need for potential interim solutions	• Assessment for selection • Onboarding & coaching • Top team build out • Strategic priorities & blueprint	• Talent mapping • Operating model & structure • Transformation planning & launch	• Project acceleration teams • Culture shaping & leadership development • Hardwiring the organization	• Measurement • Culture cascade • Next cycle planning

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Growing our impact and scale in the era of who and how

H&S

CREATING UNRIVALED VALUE FOR CLIENTS

By 2030, H&S aims to grow 1,000 differentiated, deep, and durable client relationships through insight-enabled discovery and enablement of great leadership.

DIFFERENTIATED
Secure C-Suite & Board Primacy

DEEP
Embed in Client Transformations

DURABLE
Create Continuous Engagement

RELENTLESS FOCUS ON A CULTURE OF INCLUSION, COLLABORATION & EXCELLENCE

CONSISTENTLY IMPROVING THE FOUNDATIONS OF "ONE HEIDRICK" WITH CLEAR, CONSISTENT BRAND MESSAGING

Clarifying what we can do for clients

Simplifying how we bring them the best of Heidrick

Amplifying the power of our collective work

52

We focus on human aspects of complex business challenges MERGERS, NEW EXECUTIVE COST OUT/ BUSINESS ACQUISITIONS AND APPOINTMENT REORGANIZATION TRANSFORMATION SPINOUTS/CARVEOUTS How new CEOs can Why simplicity is the key to Transforming with agility, Navigating top talent integrate quickly and accelerating performance leading with purpose decisions for mergers and effectively acquisitions • Complexities of entering • New Leadership • Data-driven decisions tied new markets Capability Requirements • Selection of Best-Fit Talent to business goals • Simplify & innovate & Gaps • Aligning Development • Awareness of Strengths talent processes • Leadership Readiness Priorities to Strategy & Development • Strategies for innovative & Acceleration & Culture Fit • Tailored Development & sustainable growth • Governance & • Market mapping of talent Business continuity 53

Example: transformation

HOW WE SUPPORT CLIENTS DURING CARVE-OUTS

	KEY CLIENT QUESTIONS	H&S CAPABILITY
GOVERNANCE AND ORGANIZATION	What is our ideal fit-for-purpose… • Governance Model? • Board Makeup? • Org design?	• Board Buildout & Advisory to Steward the Organization • Org Assessment, Benchmarking, & Advisory to Optimize Resources • On-Demand Carve-out, Transition, PMO Expertise to Avoid Failure
LEADERSHIP AND TALENT	Do we have the… • Right Leadership Team & Talent? • Clarity on Build, Buy or Borrow Talent? • Methods to Accelerate Performance and Potential?	• Leadership Assessment & Development to Ensure Performance • Navigator for Data Intelligence to Analyze Capabilities • Executive Search and Interim Talent to Close Talent/Functional Gaps • Team & Executive Coaching to Align and Drive Execution
STRATEGY AND CULTURE	What is the… • Purpose-Driven Strategy? • Evolved Culture, Norms and Behavior?	• Strategic Blueprinting to Simplify & Focus • Emotional Connection to Drive Behavior Change & Enable Success • Change Leadership to Build Resiliency and Momentum

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Growing our impact and scale in the era of who and how

H&S

CREATING UNRIVALED VALUE FOR CLIENTS

By 2030, H&S aims to grow 1,000 differentiated, deep, and durable client relationships through insight-enabled discovery and enablement of great leadership.

DIFFERENTIATED
Secure C-Suite & Board Primacy

DEEP
Embed in Client Transformations

DURABLE
Create Continuous Engagement

RELENTLESS FOCUS ON A CULTURE OF INCLUSION, COLLABORATION & EXCELLENCE

CONSISTENTLY IMPROVING THE FOUNDATIONS OF "ONE HEIDRICK" WITH CLEAR, CONSISTENT BRAND MESSAGING

Clarifying what we can do for clients

Simplifying how we bring them the best of Heidrick

Amplifying the power of our collective work

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Leadership and succession moving from “event” to “always on” FROM TO • Engaging leadership and board in sporadic • Sustained engagement and events transparency • Reacting to sudden leadership gaps • Anticipating and modeling scenarios • Separate “tracks” for strategy and talent • Tight links between leadership and strategy • Subjective dialogues about talent • Longitudinal data about talent 56

How Heidrick supports talent pipeline & succession planning

H&S

We work closely with clients to create a transformation roadmap to deliver strategy and a culture to accelerate client outcomes.

1 IGNITE

- Strategic priorities
- Define your future ready-leadership profiles
- Communicate framework & model

2 REVIEW

- Assess talent and understand the gaps
- Internal talent mapping
- Benchmark external talent market

3 LAUNCH

- Fill talent gaps with blend of Interim and Search
- Identify key internal talent
- Launch engagement/ development planning

4 ACCELERATE

- Team acceleration for key teams
- Build future ready leader journeys (multi- level)
- Match talent to opportunities (placements)

5 SUSTAIN

- Measurement
- Review impact and adjust/support
- Next cycle planning

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Why Heidrick? We serve a We have We meet these We are Our business has large and assembled a needs through increasingly intrinsically growing market world class team competitive and linking these attractive financial powered by and unique differentiated service lines characteristics critical client capabilities to solution areas– into compelling which we will needs serve these needs each with rich solutions that improve through growth potential create real focused strategies client value 58

Converting client impact into financial returns

H&S

BEYOND IMPACT ON CLIENTS, AND OPPORTUNITIES FOR OUR PEOPLE, HEIDRICK'S MODEL CREATES ATTRACTIVE, SUSTAINABLE ECONOMICS

- **Resilience**
  - Revenue diversified across geography, vertical and – increasingly – solution area
  - Low revenue concentration
- **Revenue and profit durability across economic cycles**
  - Perceived quarterly volatility smooths out when viewed through rolling quarterly lens
  - Variable economics allow for profitability in all "weather" conditions
- **Low capex and net positive working capital**
- **Clear roadmap for organic growth and profitability**

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Resilient, diversified revenue profile Revenue by geography Billings by Revenue by solution September ‘24 YTD vertical September ‘24 YTD area September ‘24 YTD Americas Financial Services Heidrick Search EMEA Industrial Heidrick On-Demand APAC Global Technology and Services Heidrick Consulting Consumer Markets Healthcare and Life Sciences Social Impact 3% 10% 10% 15% 25% 15% 27% 16% 63% 22% 75% 19% 60

Low revenue concentration BILLINGS CLIENT (trailing 24 % DIVERSIFIED AND COUNT months $M's) BROAD MIX OF CLIENTS • In the past 2 years, only 2 clients have reached 1% of total revenue Top 5 $87 5% o Top 10 represent 8% of billings o Top 100 represent ¼ of billings • 399 unique clients have billed +$1M in the last 2 years Top 10 $140 8% o 76% Heidrick Search o 13% Heidrick On-Demand o 12% Heidrick Consulting Top 100 $477 26% • 1,476 clients had $300K or more in billings over last 24 months 61

Quarterly optics obscure consistent client behavior Quarterly Revenue Volatility, Q1 2014 to Q3 2024 WHILE CLIENTS MAY PAUSE OR ACCELERATE WORK… 43 • A multi-quarter view smooths this out considerably • Allowing us to plan for talent and cost structures, and • To stay focused on inevitable client re/de 18 acceleration 5 Total Quarters Quarters with 8% or Quarters with 8% or greater YOY revenue greater revenue volatility volatility on a rolling 6 quarter basis 62

Economic models creates “all weather” profit Variable cost structure creates durable profit The Company has reported consistent profitability since its 2019 2020 inception $726 • Excluding one-time items, Income before Tax has been positive each of the last $629 twenty years except 2009 $502 • This is primarily due to the operating $450 leverage created in the Company’s variable cost structure Revenue ($USD) Salary and Benefit Expense ($USD) 63

Capital-light business model MODEST ONGOING CAPITAL NEEDS: • Capex averages between 1 and 2% of revenue • Client payment cycles and bonus timing gives rise to large, positive net working capital balance 64

Clear capital allocation priorities U S E O F C A S H P R I O R I T I Z AT I O N NEAR-TERM: • Still anticipating earnout completions for Atreus and B4Z acquisitions in ’26 LONGER-TERM: • Ample opportunity to invest in the business and return capital to shareholders 65

Multiple drivers of growth and profit

SOLUTION AREA	THROUGH-CYCLE ORGANIC REVENUE GROWTH	LONG-TERM EBITDA MARGIN TARGET RANGE
Heidrick Search	4-6%	24-26%
Heidrick On-Demand	7-11%	7-9%
Heidrick Consulting	8-12%	11-13%

HEIDRICK FOUNDATIONS	CURRENT % OF REVENUE	LT THROUGH CYCLE GROWTH RATE
Global operations support	5-6%	½ of revenue growth rate
R&D	1.5-2.5%	½ of revenue growth rate

In the near to mid term, we are targeting through cycle organic revenue growth of 4-6% and organic EBITDA growth of 5-8% per year.

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Opportunities for further acceleration of top and bottom line OPPORTUNITIES FOR ABOVE-RANGE OPPORTUNITIES FOR ABOVE RANGE REVENU E PERFORMANCE MARGIN EXPANSION • Obviously, macroeconomic favorability • Faster growth enables us to better leverage shared corporate costs • Accelerated client demand for “always-on” support • Faster launching and scaling of new leadership and talent • Technology or different revenue model allow us to scale offers consultant productivity • As always, the ability to add great talent and make them • Continuing higher leverage from our own intellectual productive in our platform property and data sets • Selective accretive acquisitions to bolster client solutions • Faster ramp of digital assessment and leadership intelligence solutions • Nearer-term impact of Technology/AI on consultant productivity/value • Continuing to increase share of highest value work (e.g. CEO search) 67

Why Heidrick? We serve a We have We meet these We are Our business has large and assembled a needs through increasingly intrinsically growing market world class team competitive and linking these attractive financial powered by and unique differentiated service lines characteristics critical client capabilities to solution areas– into compelling which we will needs serve these needs each with rich solutions that improve through growth potential create real focused strategies client value 68